SB ADJUSTABLE

RATE INCOME FUND

Smith Barney Class A, B, C and Y Shares

September 28, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK  GUARANTEE  •  MAY LOSE VALUE

PROSPECTUS

SB Adjustable Rate Income Fund

Smith Barney Mutual Funds

Investments, risks and performance

Investment objectives

The fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Principal investment strategies

Key investments The fund normally invests at least 80% of its net assets in adjustable rate securities. The fund may also invest up to 20% of its net assets in fixed rate debt securities. The securities in which the fund may invest include U.S. government securities, corporate debt securities, privately issued mortgage backed securities, asset backed securities, collateralized mortgage obligations (“CMOs”) and mortgage-related derivative securities, including government stripped mortgage backed securities (“SMBS”). Interests in CMOs entitle the holder to specified cash flows from a pool of mortgages. The privately issued asset backed securities in which the fund may invest may represent interests in various types of underlying receivables such as home equity loans and automobile and credit card receivables.

Unlike fixed rate securities, the interest rates of the fund’s adjustable rate mortgage and asset backed securities are periodically readjusted to reflect current changes in interest rates. Readjustments typically occur between one and 36 months. Therefore, the fund’s net asset value generally will not rise or fall inversely to changes in market interest rates as sharply as it would if the fund invested primarily in fixed rate securities.

The fund may, from time to time, borrow money to buy additional securities. The fund may borrow from banks or other financial institutions or through reverse repurchase agreements. The fund may borrow up to 33 1/3% of the value of its total assets.

Credit quality The fund invests in U.S. government securities and securities rated at the time of purchase in the two highest long-term rating categories by a nationally recognized rating agency. The fund may invest up to 20% of its assets in securities that are unrated but determined to be of a quality equivalent to such two highest categories by the manager.

Maturity The fund will normally maintain an average effective duration of between six months and one year. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Selection process The fund’s manager seeks to achieve low volatility of net asset value by diversifying the fund’s assets among investments the manager believes will, in the aggregate, be resistant to significant fluctuations in

SB Adjustable Rate Income Fund

market value. The manager evaluates the attractiveness of different sectors of the bond market and values individual securities within those sectors relative to other available securities.

In selecting individual securities for the fund’s portfolio, the manager takes into account various factors that may affect the fund’s volatility, including:

■	Remaining time to the security’s next interest rate reset date
■	The security’s payment characteristics
■	The security’s impact on the dollar weighted average life of the fund’s portfolio

Principal risks of investing in the fund

Investing in U.S. government and adjustable rate securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, for the following reasons:

■	The rate of prepayment of principal on mortgages or other obligations underlying securities in the fund’s portfolio may increase during periods of decreasing interest rates. Borrowers may elect to prepay as they refinance their mortgages or other obligations at lower rates. The manager will generally be unable to reinvest the prepayment proceeds at rates of return similar to those anticipated for the securities whose obligations have been prepaid
■	The obligors on a mortgage or other obligation underlying a privately issued security in the fund’s portfolio may default on their obligation to pay principal or interest, or the security’s credit rating is downgraded by a rating organization or is perceived by the market to be less creditworthy
■	Interest rates go down, because the adjustable nature of the fund’s investments makes it difficult to “lock in” a favorable rate of return in a declining interest rate environment
■	During a period of rapidly rising interest rates, the changes in the coupon rates of the fund’s adjustable rate securities temporarily lag behind changes in market rates. You could suffer a loss of principal if you sell shares of the fund before interest rates on mortgages underlying the fund’s securities are adjusted to reflect current market rates
■	Interest rates increase, causing the value of the fund’s fixed income securities to decline, which would reduce the value of the fund’s portfolio
■	The manager’s judgment about interest rates or the attractiveness, value or income potential of a particular security proves to be incorrect

Smith Barney Mutual Funds

The fund engages in active and frequent trading to achieve its principal investment strategies. As a result, the fund may realize and distribute to shareholders higher capital gains, which could increase their tax liability. Frequent trading also increases transaction costs, which could detract from the fund’s performance.

The yield to maturity of an interest only (“IO”) class SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on the IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the fund may fail to recoup fully its initial investment in IOs.

The fund employs leverage (i.e., borrows money), which may expose the fund to greater risk and increase its costs. Increases and decreases in the value of the fund’s portfolio will be magnified when the fund uses leverage. The fund will also have to pay interest on its borrowings, reducing the fund’s return.

Asset backed securities are newer instruments than mortgage backed securities and may be subject to a greater risk of default during periods of economic downturn. Asset backed securities may be less liquid than mortgage backed securities.

Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.

Who may want to invest The fund may be an appropriate investment if you:

■	Are a conservative investor seeking income rather than capital appreciation
■	Are willing to sacrifice potential capital appreciation for less (but not zero) net asset value volatility
■	Are seeking a higher level of current income than typically offered by money market funds

SB Adjustable Rate Income Fund

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund’s Smith Barney Class C shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Smith Barney Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class C shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Calendar Year Total Returns—Smith Barney Class C

More recent return information

Year-to-date through 06/30/04: 0.28%

Highest and Lowest Quarter Returns

(for periods shown in the bar chart)

Highest: 2.77% in 1st Quarter 1995; Lowest: -0.01% in 3rd Quarter 2003

Smith Barney Mutual Funds

Average Annual Total Returns

(for periods ended 12/31/03)

	1 year	5 years	10 years	Since Inception	Inception Date
Smith Barney Class C† Return Before Taxes	0.69%	3.93%	4.48%	n/a	06/22/92
Smith Barney Class C† Return After Taxes on Distributions(1)	0.05%	2.29%	2.60%	n/a
Smith Barney Class C† Return After Taxes on Distributions and Sale of Fund Shares(1)	0.45%	2.32%	2.63%	n/a
Smith Barney Class A‡ Return Before Taxes	(0.96)%	4.06%	n/a	4.51%	04/18/97
Smith Barney Class B Return Before Taxes	(4.35)%	3.68%	4.42%	n/a	11/06/92
Smith Barney Class Y Return Before Taxes	1.37%	n/a	n/a	1.70%	10/17/02
Citigroup Index(2)	1.18%	3.67%	4.47%	n/a	n/a
†	Prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares, and prior to August 5, 2002, such shares were designated Class A shares.
‡	Prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares. The average annual total returns for Smith Barney Class A shares have been restated to include the 2% sales charge implemented on August 5, 2002.
(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns are for Smith Barney Class C shares only. After-tax returns for Smith Barney Class A, Smith Barney Class B and Smith Barney Class Y shares will vary.
(2)	The Citigroup 6-Month U.S. Treasury Bill Index (Citigroup Index) is an unmanaged index which consists of one six-month United States Treasury Bill whose return is tracked. It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

SB Adjustable Rate Income Fund

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder fees

	Smith Barney
(fees paid directly from your investment)	Class A*		Class B	Class C***	Class Y
Maximum sales charge (load) imposed on purchases (as a % of offering price)	2.00%	**	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None		5.00%	None	None

Annual fund operating expenses

	Smith Barney
(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and service (12b-1) fees	0.25%	0.75%	0.75%	None
Other expenses	0.09%	0.10%	0.07%	0.02%

Total annual fund operating expenses	0.94%	1.45%	1.42%	0.62%
*	Prior to August 5, 2002, Smith Barney Class A shares were designated Class I shares.
**	As of August 5, 2002, you may buy Smith Barney Class A shares in amounts of $500,000 or more at net asset value without an initial sales charge. In addition, the initial sales charge is waived for purchases by certain investors including shareholders who held Class I shares as of August 5, 2002.
***	Prior to April 29, 2004, Smith Barney Class C shares were designated Smith Barney Class L shares, and prior to August 5, 2002, such shares were designated Class A shares.

Smith Barney Mutual Funds

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of the example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your Smith Barney shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$294	$494	$710	$1,332
Class B (redemption at end of period)	$648	$759	$892	$1,597	*
Class B (no redemption)	$148	$459	$792	$1,597	*
Class C (with or without redemption)	$145	$449	$776	$1,702
Class Y (with or without redemption)	$63	$199	$346	$774
*	assumes conversion to Class A shares approximately eight years after purchase.

More on the fund’s investments

Derivative contracts The fund may, but need not, use derivative contracts, such as interest rate futures contracts and options on securities and securities indices and options on these futures, to hedge against the economic impact of adverse changes in the market value of its securities because of changes in interest rates. The fund may enter into interest rate transactions primarily to hedge its portfolio of adjustable rate securities against fluctuations in interest rates. The fund may purchase an interest rate cap as a hedge against an increase in interest rates above the cap on an adjustable rate security held by the fund. The fund may also purchase an interest rate floor as a hedge against a decrease in interest rates below the floor on an adjustable rate security.

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund’s market exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices are changing. The fund may not fully benefit from or may

SB Adjustable Rate Income Fund

lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Foreign securities The fund may invest up to 10% of its assets in U.S. dollar denominated debt securities of foreign issuers. The value of the fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers.

Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Management

Manager The fund’s investment adviser (the manager) is Smith Barney Fund Management LLC (“SBFM”), an affiliate of Citigroup Global Markets Inc. (“Citigroup Global Markets”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects the fund’s investments and oversees its operations. The manager and Citigroup Global Markets are subsidiaries of Citigroup Inc. (“Citigroup”). Citigroup businesses produce a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world. Prior to July 23, 2002, the fund was sub-advised by BlackRock Financial Management, Inc.

David A. Torchia and Theresa M. Veres, each an investment officer of SBFM, have been, and are, responsible for the day-to-day management of the fund since July, 2002. Mr. Torchia, a managing director of Citigroup Global Markets who has been employed by Salomon Brothers Asset Management Inc (“SBAM”), an affiliate of SBFM, since July, 1990, is a Senior Portfolio Manager responsible for directing investment policy and strategy for high quality U.S. fixed income portfolios. He has 14 years of investment management experience. Ms. Veres, a director of Citigroup Global Markets who has been employed by SBAM since March, 1997, is a U.S. fixed income portfolio manager responsible for high quality U.S. fixed income portfolios with a focus on asset-backed securities and mortgage securities. She has seven years of investment management experience.

Smith Barney Mutual Funds

Management fee During the fiscal year ended May 31, 2004, the manager received an advisory fee equal to 0.40% of the fund’s average daily net assets.

Administrator The fund’s administrator is also SBFM. For its services, the administrator received a fee during the fund’s last fiscal year equal to 0.20% of the fund’s average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent Citicorp Trust Bank, fsb (“Citicorp Trust”) serves as the transfer agent and shareholder servicing agent for the fund’s Smith Barney share classes (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

Recent Developments Citigroup has been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management (CAM), including its applicable investment advisory companies and Citicorp Trust, an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the Fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to CTB’s entry in 1999 into the transfer agency business, CAM’s retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements,

SB Adjustable Rate Income Fund

(including CAM’s failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM’s operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund.

Choosing a class of shares to buy

You can choose among four classes of shares: Smith Barney Classes A, B, C and Y. Smith Barney Class B shares are only available through exchange purchases. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest.
■	How long you expect to own the shares.
■	The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
■	Whether you qualify for any reduction or waiver of sales charges.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or a distributor’s financial consultants (each called a “Service Agent”).
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Smith Barney Mutual Funds

Investment minimums Minimum initial and additional investment amounts vary depending on the Class of shares you buy and the nature of your investment account.

	Initial				Additional
	Smith Barney Class A	Smith Barney Class B (exchange purchases only)	Smith Barney Class C	Smith Barney Class Y†	All Smith Barney Classes
General	$1,000	$1,000	$1,000	$15,000,000	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$250	$250	$15,000,000	$50
Qualified Retirement Plans*	$25	$25	$25	$15,000,000	$25
Simple IRAs	$1	$1	$1	n/a	$1
Monthly Systematic Investment Plans	$25	$25	$25	n/a	$25
Quarterly Systematic Investment Plans	$50	$50	$50	n/a	$50
*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans
†	The minimum initial investment amount may be waived for purchases by accounts managed by registered investment advisory subsidiaries of Citigroup.

More information about the fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	the front-end sales charges that apply to the purchase of Smith Barney Class A shares
■	the deferred sales charges that apply to the redemption of Smith Barney Class B and Smith Barney Class C shares
■	who qualifies for lower sales charges on Smith Barney Class A shares
■	who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

SB Adjustable Rate Income Fund

Comparing the fund’s Smith Barney classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which Smith Barney Class you choose.

	Class A	Class B	Class C	Class Y
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Lower annual expenses than Class B and Class C	■ Available only in an exchange from another fund ■ No initial sales charge ■ Converts to Class A after 8 years ■ Deferred sales charge based on that of the fund owned prior to exchange	■ No initial or deferred sales charge ■ Does not convert to Class A ■ Higher annual expenses than Class A	■ No initial or deferred sales charge ■ With certain exceptions, must invest at least $15 million ■ Lower annual expenses than the other classes
Initial sales charge	2.00%; waived for certain investors including shareholders who held Class I shares as of August 5, 2002. No charge for purchases of $500,000 or more	None	None	None
Deferred sales charge	None, except for share exchanges (see “Exchanging Shares”)	Up to 5% charged when you redeem shares; the charge is reduced over time and there is no deferred sales charge after 5 years.

None, however Class C shares acquired in an exchange from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund’s deferred sales charge while held in the fund

None
Annual distribution and service fees	0.25% of average daily net assets	0.75% of average daily net assets	0.75% of average daily net assets	None
Exchange Privilege*	Class A shares of most Smith Barney funds	Class B shares of most Smith Barney funds	Class C shares of most Smith Barney funds	Class Y shares of most Smith Barney funds
*	Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Mutual Funds

Sales charges

Smith Barney Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge of 2%. You do not pay a sales charge on investments of $500,000 or more, or on the fund’s distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor may keep up to 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by Class A shares serviced by them.

	Sales Charge as a % of:
Amount of purchase	Offering price (%)	Net amount invested (%)	Broker/Dealer Commission as % of offering price
Less than $500,000	2.00	2.04	up to 2.00
$500,000 or more	-0-	-0-	None

If you held Class I shares of the fund on August 5, 2002, you will not pay an initial sales charge on purchases of Class A shares.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. You may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify your eligibility for reduced sales charges.

Accumulation privilege – lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

■	by you, or
■	by your spouse and children under the age of 21

SB Adjustable Rate Income Fund

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent – lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge made within 90 days before you sign the letter.

Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

■	Employees of NASD members
■	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc.
■	Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified
■	If you held Class I shares of the fund on August 5, 2002 you will not pay an initial sales charge on the purchases of Class A shares

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the sub-transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney Class B shares

Smith Barney Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Smith Barney Class B shares within five years of your purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Deferred sales charge	5%	4%	3%	2%	1%	0%

Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Smith Barney Mutual Funds

Class B conversion After 8 years from original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: Upon exchange from another Smith Barney fund	Shares issued: On reinvestment of dividends and distributions
On the date the shares originally acquired would have converted into Class A shares	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)

Smith Barney Class C shares

You buy Class C shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. (However, if you acquire Smith Barney Class C shares by exchange from another fund whose Class C shares are subject to a deferred sales charge, you will be subject to a 1% deferred sales charge if you redeem such shares within one year of the date of purchase of the original shares.) Class C shares are subject to higher ongoing distribution and service fees than Class A shares.

Service Agents receive an annual fee of 0.75% of the average daily net assets represented by the Class C shares serviced by them.

Smith Barney Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem.

With certain exceptions, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares over a 13- month period. To qualify you must initially invest at least $5,000,000.

SB Adjustable Rate Income Fund

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares exchanged for shares of another Smith Barney fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share Class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI or look at the Smith Barney Mutual Funds’ website: http://www.smithbarneymutualfunds.com and click on the name of the fund.

Smith Barney Mutual Funds

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

If you do not provide the following information, your order will be rejected:

■    Class of shares being bought

■    Dollar amount or number of shares being bought

Your Service Agent may charge an annual account maintenance fee.

Through the fund

Certain investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■    Write the fund at the following address:

SB Adjustable Rate Income Fund

(Specify Class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

■    Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

■    For more information, please call Smith Barney Mutual Funds Shareholder Services at
1-800-451-2010.

Through a systematic investment plan

You may authorize your Service Agent or the sub-transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■    Amounts transferred should be at least: $25 monthly or $50 quarterly

■    If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

For more information, contact your Service Agent or the sub-transfer agent or consult the SAI.

SB Adjustable Rate Income Fund

Exchanging shares

Smith Barney offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Smith Barney funds. Be sure to read the prospectus of the Smith Barney fund into which you are exchanging. An exchange is a taxable transaction.

■    You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

■    Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■    Exchanges of Class A, Class B, and Class C shares are, with certain exceptions, subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. With certain exceptions, your shares will not be subject to an initial sales charge at the time of the exchange.

■    If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

■    The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Additional sales charges	Smith Barney Class A shares purchased on or afterAugust 5, 2002 will not be subject to a sales charge differential upon the exchange of such shares for Class A shares of another Smith Barney fund sold with a sales charge. Smith Barney Class A shares held prior to August 5, 2002, however, will be subject to a sales charge differential upon such an exchange. The sales charge differential is the sales charge rate applicable to purchases of shares of the mutual fund being acquired in the exchange. To the extent the fund shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid, the sales charge differential does not apply. For purposes of the exchange privilege, shares obtained through

Smith Barney Mutual Funds

automatic reinvestment of dividends and capital gain distributions are treated as having paid the same sales charges applicable to the shares on which the dividends or distributions were paid; however, except in the case of certain retirement plans and programs, if no sales charge was imposed upon the initial purchase of shares, any shares obtained through automatic reinvestment will be subject to a sales charge differential upon exchange.

If you exchange Class C shares that are not already subject to a deferred sales charge, you may be subject to a 1.00% deferred sales charge if you redeem your shares within one year of the date of the exchange.

Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

SB Adjustable Rate Income Fund

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

SB Adjustable Rate Income Fund

(Specify Class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, RI 02940-9699

Your written request must provide the following:

■    The name of the fund and account number

■    The Class of shares and the dollar amount or number of shares to be redeemed

■    Signatures of each owner exactly as the account is registered

Smith Barney Mutual Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:

■    Your shares must not be represented by certificates

■    All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

SB Adjustable Rate Income Fund

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

■	Name of the fund
■	Account number
■	Class of shares being bought, exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the sub-transfer agent
■	Instruct the sub-transfer agent to mail the check to an address different from the one on your account
■	Changed your account registration
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions

Smith Barney Mutual Funds

■	Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund’s performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions The fund’s policy is to declare daily dividends from its net investment income. Dividends from income are paid monthly. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/

SB Adjustable Rate Income Fund

or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend.

Taxes In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

Smith Barney Mutual Funds

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund’s net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the New York Stock Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after an exchange closes, the fund may price those securities at fair value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by SBFM. Fair valuation may also be used if material events occur after the close of the relevant market but prior to the close of the New York Stock Exchange. Fair value is determined in accordance with procedures approved by the fund’s board. A fund that uses fair value procedures to price securities may value those securities higher or lower than another fund using market quotations or fair value procedures to price the same securities.

Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost where the board has determined that amortized cost approximates fair value. Corporate debt securities, mortgage-backed securities and asset backed securities held by the fund are valued on the basis of valuations provided by dealers in those instruments or by an independent pricing service approved by the board of trustees.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the fund’s sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund’s sub-transfer agent before the sub-transfer agent’s close of business.

SB Adjustable Rate Income Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of Smith Barney Classes A, B, C and Y for the past 5 years (or since inception if less than five years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the five years ended May 31, 2004, has been audited by KPMG LLP, an independent registered public accounting firm. KPMG LLP’s report, along with the fund’s financial statements, is included in the annual report (available upon request).

For a Smith Barney Class A* share of beneficial interest outstanding throughout each year ended May 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$9.78	$9.80	$9.85	$9.66	$9.78
Income from operations:
Net investment income	0.14	0.21	0.36	0.57	0.52
Net realized and unrealized gain (loss)	(0.08)	0.07	0.03	0.21	(0.08)
Total income from operations	0.06	0.28	0.39	0.78	0.44
Less distributions from:
Net investment income	(0.20)	(0.29)	(0.44)	(0.59)	(0.54)
Capital	—	(0.01)	—	—	(0.02)
Total distributions	(0.20)	(0.30)	(0.44)	(0.59)	(0.56)
Net asset value, end of year	$9.64	$9.78	$9.80	$9.85	$9.66
Total return	0.64%	2.87%	4.08%	8.26%	4.58%
Net assets, end of year (millions)	$536	$1,089	$416	$65	$30
Ratios to average net assets:
Net investment income	1.49%	2.13%	3.68%	5.88%	5.38%
Total expenses	0.94	0.95	1.29	3.01	2.22
Portfolio turnover rate	42%	15%	49%	63%	164%

(1)	Per share amounts calculated using the monthly average shares method.
*	On August 5, 2002, Class I shares were redesignated Class A shares. On April 4, 2003, Class A shares were renamed Smith Barney Class A shares.

Smith Barney Mutual Funds

For a Smith Barney Class B* share of beneficial interest outstanding throughout each year ended May 31:

	2004(1)	2003(1)	2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$9.69	$9.72	$9.78	$9.60	$9.74
Income from operations:
Net investment income	0.10	0.16	0.31	0.50	0.48
Net realized and unrealized gain (loss)	(0.09)	0.06	0.02	0.21	(0.11)
Total income from operations	0.01	0.22	0.33	0.71	0.37
Less distributions from:
Net investment income	(0.15)	(0.24)	(0.39)	(0.53)	(0.49)
Capital	—	(0.01)	—	—	(0.02)
Total distributions	(0.15)	(0.25)	(0.39)	(0.53)	(0.51)
Net asset value, end of year	$9.55	$9.69	$9.72	$9.78	$9.60
Total return	0.15%	2.28%	3.43%	7.60%	3.86%
Net assets, end of year (000s)	$23,941	$37,531	$11,316	$2,929	$3,953
Ratios to average net assets:
Net investment income	1.01%	1.68%	3.18%	5.28%	4.93%
Total expenses	1.45	1.47	1.78	3.63	2.91
Portfolio turnover rate	42%	15%	49%	63%	164%

(1)	Per share amounts calculated using the monthly average shares method.
*	On April 4, 2003, Class B shares were renamed Smith Barney Class B shares.

SB Adjustable Rate Income Fund

For a Smith Barney Class C* share of beneficial interest outstanding throughout each year ended May 31:

	2004(1)	2003(1)		2002(1)	2001(1)	2000(1)
Net asset value, beginning of year	$9.74	$9.76		$9.81	$9.62	$9.75
Income from operations:
Net investment income	0.10	0.16		0.32	0.50	0.46
Net realized and unrealized gain (loss)	(0.08)	0.07		0.02	0.23	(0.08)
Total income from operations	0.02	0.23		0.34	0.73	0.38
Less distributions from:
Net investment income	(0.16)	(0.25)		(0.39)	(0.54)	(0.49)
Capital	—	(0.00	)(2)	—	—	(0.02)
Total distributions	(0.16)	(0.25)		(0.39)	(0.54)	(0.51)
Net asset value, end of year	$9.60	$9.74		$9.76	$9.81	$9.62
Total return	0.17%	2.38%		3.55%	7.74%	3.98%
Net assets, end of year (millions)	$720	$1,292		$447	$102	$98
Ratios to average net assets:
Net investment income	1.02%	1.65%		3.21%	5.35%	4.84%
Total expenses	1.42	1.42		1.76	3.60	2.64
Portfolio turnover rate	42%	15%		49%	63%	164%

(1)	Per share amounts calculated using the monthly average shares method.
(2)	Amount represents less than $0.01 per share.
*	On August 5, 2002, Class A shares were redesignated Class L shares. On April 4, 2003, Class L shares were renamed Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed Smith Barney Class C shares.

Smith Barney Mutual Funds

For a Smith Barney Class Y* share of beneficial interest outstanding throughout each year ended May 31, unless otherwise noted:

	2004(2)	2003(1)(2)
Net asset value, beginning of year	$9.78	$9.81
Income from operations:
Net investment income	0.17	0.13
Net realized and unrealized gain (loss)	(0.07)	0.02
Total income from operations	0.10	0.15
Less distributions from:
Net investment income	(0.24)	(0.18)
Capital	—	(0.00	)(3)
Total distributions	(0.24)	(0.18)
Net asset value, end of year	$9.64	$9.78
Total Return	0.99%	1.55	%‡
Net assets, end of year (000s)	$81,230	$73,390
Ratios to average net assets:
Net investment income	1.76%	2.14	%†
Expenses	0.62	0.65	†
Portfolio turnover rate	42%	15%

(1)	For the period October 17, 2002 (inception date) to November 30, 2002.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Amount represents less than $0.01 per share.
*	On April 4, 2003, Class Y shares were renamed Smith Barney Class Y shares.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

SB Adjustable Rate Income Fund

SB Adjustable Rate Income Fund

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information

The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “Commission”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act

file no. 811-06663)

FD0249 9/04